UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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JPMorgan Trust I

JPMorgan Trust II

JPMorgan Trust IV

J.P. Morgan Mutual Fund Investment Trust

Undiscovered Managers Funds

JPMorgan Insurance Trust

JPMorgan Institutional Trust

J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Exchange-Traded Fund Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Fund Name
MARKETS EQUITY ETF
Your Vote Matters!
Take a moment to vote your proxy today.
[Registrant Name]
2021 Special Meeting
Vote by October 26, 2021
Meeting Date: October 27, 2021
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Important Materials : Proxy Statement
For holders as of August 20, 2021
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Make your voice heard on critical structural changes such as board elections, investment advisory changes, reorganizations and fund expenses. Be part of shaping tomorrow by voting today!
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J.P. MORGAN ASSET MANAGEMENT 277 PARK AVENUE, 8TH FLOOR NEW YORK, NY 10172 Your Vote Counts! [Registrant] 2021 Special Meeting Vote by October 26, 2021 11:59 PM ET D59792-S29409 You invested in [Registrant] and it’s time to vote! You have the right to vote on proposal being presented at the Special Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on October 27, 2021. Get informed before you vote View the Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 13, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* October 27, 2021 10 a.m. Eastern Time Virtually at: https://www.viewproxy.com/jpmorganfunds/broadridgevsm/ *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposal being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends For 1. To elect 16 Nominees to serve as Directors for the Trust: Nominees: 01) John F. Finn 09) Lawrence Maffia For 02) Stephen P. Fisher 10) Mary E. Martinez 03) Gary L. French 11) Marilyn McCoy 04) Kathleen M. Gallagher 12) Dr. Robert A. Oden, Jr. 05) Robert J. Grassi 13) Marian U. Pardo 06) Frankie D. Hughes 14) Emily A. Youssouf 07) Raymond Kanner 15) Robert F. Deutsch 08) Thomas P. Lemke 16) Nina O. Shenker Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D59793-S29409